Exhibit 99.2

                                                                  Execution Copy


                        MORTGAGE LOAN PURCHASE AGREEMENT

     This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of February 2, 1999, between German American Capital Corporation as seller (the "Seller") and GMAC Commercial Mortgage Securities, Inc. as purchaser (the "Purchaser").

     The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule").

     It is expected that the Mortgage Loans will be transferred, together with other multifamily and commercial mortgage loans to a trust fund (the "Trust Fund") to be formed by the Purchaser, beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services and Fitch IBCA Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of February 1, 1999 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, GMAC Commercial Mortgage Corporation as master servicer (in such capacity, the "Master Servicer") and special servicer (in such capacity, the "Special Servicer") and Norwest Bank Minnesota, National Association, as trustee (in such capacity, the "Trustee"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement as in effect on the Closing Date.

     The Purchaser intends to sell the Class A-1, Class A-2, Class B, Class C, Class D, Class E and a portion of the Class X Certificates to Goldman, Sachs & Co., Deutsche Bank Securities Inc. and Donaldson, Lufkin & Jenrette Securities Corporation (together, the "Underwriters") pursuant to an underwriting agreement dated the date hereof (the "Underwriting Agreement"). The Purchaser intends to sell a portion of the Class X Certificates to GMACCM (in such capacity, a "Class X Certificate Purchaser") pursuant to a Class X Certificate Purchase Agreement dated the date hereof (the "Class X Certificate Purchase Agreement"). The Purchaser intends to sell the Class F, Class G, Class H, Class J and Class K Certificates to GMACCM (in such capacity, an "Initial Purchaser") pursuant to a Certificate Purchase Agreement dated the date hereof (the "Certificate Purchase Agreement"). The Purchaser intends to sell the Class R-I, Class R-II and the Class R-III Certificates to Goldman, Sachs & Co. (in such capacity, an "Initial Purchaser"). The Class F, Class G, Class H, Class J, Class K, Class R-I, Class R-II and Class R-III Certificates are collectively referred to as the "Non-Registered Certificates."

     Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

     Section 1. Agreement to Purchase.

     The Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser agrees to purchase, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on February 2, 1999 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The "Cut-off Date" with respect to any Mortgage Loan is the Due Date for such Mortgage Loan in February 1999. As of the close of business on their respective Cut-off Dates (which Cut-off Date may occur after the Closing
Date), the Mortgage Loans will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before such date, whether or not received, of $5,356,279, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be determined pursuant to a certain Mortgage Loan Purchase Agreement, dated as of March 31, 1998.

     Section 2. Conveyance of Mortgage Loans.

     (a) Effective as of the Closing Date, subject only to receipt by the Seller of the purchase price referred to in Section 1 hereof (exclusive of any applicable holdback for transaction expenses), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, including all interest and principal received or receivable by the Seller on or with respect to the Mortgage Loans after the Cut-off Date for such Mortgage Loan, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Seller, the Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date for each such Mortgage Loan, and all other recoveries of principal and interest collected thereon after such Cut-off Date. All scheduled payments of principal and interest due thereon on or before the Cut-off Date for each Mortgage Loan and collected after such Cut-off Date shall belong to the Seller.

     (b) In connection with the Seller's assignment pursuant to subsection (a) above, the Seller hereby agrees that, at least five (5) Business Days before the Closing Date, it shall have delivered to and deposited with the Trustee, the Mortgage File (as described on Exhibit B hereto) for each Mortgage Loan so assigned to the extent that such Mortgage File was delivered to the Seller. On the Closing Date, upon notification from the Seller that the purchase price referred to in Section 1 (exclusive of any applicable holdback for transaction expenses) has been received by the Seller, the Trustee shall be authorized to release to the Purchaser or its designee all of the Mortgage Files in the Trustee's possession relating to the Mortgage Loans.

     (c) All documents and records in the Seller's possession (or under its control) relating to the Mortgage Loans that are not required to be a part of a Mortgage File in accordance with Exhibit B (all such other documents and records, as to any Mortgage Loan, the "Servicing File"), together with all escrow payments, reserve funds and other comparable funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans, shall (unless they are held by a sub-servicer that shall, as of the Closing Date, begin acting on behalf of the Master Servicer


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


pursuant to a written agreement between such parties) be delivered by the Seller (or its agent) to the Purchaser (or its designee) no later than the Closing Date. If a sub-servicer shall, as of the Closing Date, begin acting on behalf of the Master Servicer with respect to any Mortgage Loan pursuant to a written agreement between such parties, the Seller shall deliver a copy of the related Servicing File to the Master Servicer.

     (d) The Seller's records will reflect the transfer of the Mortgage Loans to the Purchaser as a sale.

     Section 3. Examination of Mortgage Loan Files and Due Diligence Review.

     The Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Seller's representations, warranties and covenants set forth in or contemplated by Section 4.

Section 4. Representations, Warranties and Covenants of the Seller.

     (a) Reserved.

     (b) The Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

          (i) The Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland, and is in compliance with the laws of each State to the extent necessary to perform its obligations under this Agreement.

          (ii) The execution and delivery of this Agreement by the Seller, and the performance and compliance with the terms of this Agreement by the Seller, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of the Seller to carry out the transactions contemplated by this Agreement.

          (iii) The Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C)


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


     public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

          (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

          (vi) No litigation is pending with regard to which Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller the outcome of which, in the Seller's good faith and reasonable judgment, could reasonably be expected to prohibit the Seller from entering into this Agreement or materially and adversely affect the ability of the Seller to perform its obligations under this Agreement.

          (vii) The Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, the Class X Certificate Purchaser, the Initial Purchasers, and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans by the Seller to the Purchaser or the consummation of any of the other transactions contemplated hereby.

          (viii)  Neither  the Seller  nor  anyone  acting on its behalf has (A)
     offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (B) solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner with respect to any Certificate, any interest in any Certificate or any similar security, or
     (E) taken any other action, that (in the case of any of the acts described in clauses (A) through (E) above) would constitute or result in a violation of the Securities Act or any state securities law relating to or in connection with the issuance of the Certificates or require registration or qualification pursuant to the Securities Act or any state securities law of any Certificate not otherwise intended to be a Registered Certificate. In addition, the Seller will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any of the Certificates or interests therein. For purposes of this paragraph 4(b)(viii), the term "similar security" shall be deemed to include, without limitation, any security evidencing or, upon issuance, that would have evidenced an interest in the Mortgage Loans or any substantial number thereof.

          (ix) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and


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


     performance of or compliance by the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with Seller's sale of the Mortgage Loans to the Purchaser, (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

     (c) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties made pursuant to and set forth in subsection (b) above which materially and adversely affects the interests of the Purchaser, the party discovering such breach shall give prompt written notice to the other party hereto.

     Section 5. Representations, Warranties and Covenants of the Purchaser.

     (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Seller that:

          (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of State of Delaware.

          (ii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this Agreement by the Purchaser, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

          (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.


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


          (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

          (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Class X Certificate Purchaser, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

          (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

     (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

     Section 6. Reserved.

     Section 7. Closing.

     The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Orrick, Herrington & Sutcliffe LLP, 666 Fifth Avenue, New York, New York 10103 at 10:00 a.m., New York City time, on the Closing Date.

     The Closing shall be subject to each of the following conditions:

          (i) All of the representations and warranties of the Seller specified herein shall be true and correct as of the Closing Date, and the Aggregate Cut-off Date Balance shall be within the range permitted by Section 1 of this Agreement;

          (ii) All documents specified in Section 8 (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (iii) The Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered pursuant to Section 2;


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


          (iv) The result of any examination of the Mortgage Files and Servicing Files performed by or on behalf of the Purchaser pursuant to Section 3 shall be satisfactory to the Purchaser in its sole determination;

          (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date; and

          (vi) None of the Underwriting Agreement, the Class X Certificate Purchase Agreement or the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

     Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

     Section 8. Closing Documents.

     The Closing Documents shall consist of the following:

     (a) this Agreement duly executed and delivered by the Purchaser and the Seller;

     (b) an Officer's Certificate substantially in the form of Exhibit C-1 hereto, executed by the Secretary or an assistant secretary of the Seller, and dated the Closing Date, and upon which the Purchaser, each Underwriter, the Class X Certificate Purchaser and each Initial Purchaser may rely, attaching thereto as exhibits the organizational documents of the Seller;

     (c) a certificate of good standing regarding the Seller from the Secretary of State for the State of Maryland, dated not earlier than 30 days prior to the Closing Date;

     (d) a certificate of the Seller substantially in the form of Exhibit C-2 hereto, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser, each Underwriter, the Class X Certificate Purchaser and each Initial Purchaser may rely;

     (e) a written opinion of counsel for the Seller, substantially in the form of Exhibit C-3 hereto and subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller and acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser, each Underwriter, the Class X Certificate Purchaser and each Initial Purchaser;

     (f) the Supplemental Agreement, substantially in the form of Exhibit D hereto, dated as of February 2, 1999, between GMAC Commercial Mortgage Corporation ("GMACCM") and the Seller, duly executed and delivered by GMACCM and the Seller;


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


     (g) the Assignment Agreement, substantially in the form of Exhibit E hereto, dated February 2, 1999, between the Seller and the Purchaser, duly executed and delivered by the Seller and the Purchaser; and

     (h) such further certificates, opinions and documents as the Purchaser may reasonably request.

     Section 9. Reserved.

     Section 10. Reserved.

     Section 11. Notices.

     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to GMAC Commercial Mortgage Securities, Inc. at 650 Dresher Road, P.O. Box 1015, Horsham, Pennsylvania 19044-8015, Attention: Structured Finance Manager, facsimile no. (215) 328-1775, with a copy to the General Counsel, GMAC Commercial Mortgage Corporation, or such other address or facsimile number as may hereafter be furnished to the Seller in writing by the Purchaser; and if to the Seller, addressed to German American Capital Corporation, at 31 W. 52nd Street, New York, New York 10019, Attention: Eric Schwartz, facsimile no. (212) 469-7210, or to such other address or facsimile number as the Seller may designate in writing to the Purchaser.

     Section 12. Reserved.

     Section 13. Representations, Warranties and Agreements to Survive Delivery.

     All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or its designee.

     Section 14. Severability of Provisions.

     Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.


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


     Section 15. Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     Section 16. GOVERNING LAW.

     THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

     Section 17. Further Assurances.

     The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

     Section 18. Successors and Assigns.

     The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their permitted successors and assigns.

     Section 19. Amendments.

     No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced.

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                            GERMAN AMERICAN CAPITAL CORPORATION


                                            By:   /s/ Joel C. Horne
                                                 ------------------------------
                                                 Name:   Joel C. Horne
                                                 Title:  Vice President


                                            By:  /s/ Jon Vaccaro
                                                 ------------------------------
                                                 Name:   Jon Vaccaro
                                                 Title:  Authorized Signatory


                                            GMAC COMMERCIAL MORTGAGE SECURITIES,
                                            INC.


                                            By:  /s/ David Lazarus
                                                 ------------------------------
                                                  Name:   David Lazarus
                                                  Title:  Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                                                                                               Remaining
                                                                  Servicing                                     Term to
  Loan                                                Mortgage       Fee        Original      Cut-off Date     Maturity     Maturity
 Number            Property Name                      Rate (%)      Rate (%)    Balance ($)     Balance ($)      (Mos.)      or ARD
====================================================================================================================================
GMAC1240    Briarwood Apartments                        8.375       0.1263      2,265,000       2,239,683         103         9/1/07
GMAC1090    Voltarc Technologies Industrial Bldg.       8.770       0.1263      3,200,000       3,116,596         104        10/1/07




                                                                                                                   Credit  Servicing
  Loan                                               Due     Monthly       Amortization                            Tenant     Fee
 Number           Property Name                      Date   Payment ($)       Type         Prepayment Provisions    Lease   Rate (%)
====================================================================================================================================
GMAC1240   Briarwood Apartments                       1      17,216          Balloon            Lock/48_0%/72                 0.1263
GMAC1090   Voltarc Technologies Industrial Bldg.      1      28,320          Balloon          >1% or YM/114_0%/6              0.1263

                                    EXHIBIT B

                                THE MORTGAGE FILE

     The "Mortgage File" for any Mortgage Loan shall collectively consist of the following documents:

     (i) the original Mortgage Note, endorsed by the most recent endorsee prior to the Trustee or, if none, by the originator, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of Norwest Bank Minnesota, National Association, as trustee for the registered holders of GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1999-C1, without recourse";

     (ii) the original or a copy of the Mortgage and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording indicated thereon;

     (iii) anoriginal assignment of the Mortgage, in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity);

     (iv) the original or a copy of any related Assignment of Leases (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording thereon;

     (v) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

     (vi) an original or copy of any related Security Agreement (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any;

     (vii)  an original  assignment of any related  Security  Agreement (if such item is a document separate from the Mortgage) executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator,  either  in blank or in  favor of the  Trustee  (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

     (viii) originals or copies of all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon if appropriate, in those instances where the terms or provisions of the Mortgage, Mortgage Note or any related security document have been modified or the Mortgage Loan has been assumed;

     (ix) the original or a copy of the lender's title insurance policy, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property;

     (x) the original or a copy of any guaranty of the obligations of the Mortgagor under the Mortgage Loan together with (A) if applicable, the original or copies of any intervening assignments of such guaranty showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee thereof prior to the Trustee, if any, and (B) an original assignment of such guaranty executed by the most recent assignee thereof prior to the Trustee or, if none, by the originator;

     (xi) file or certified copies of any UCC financing statements and continuation statements which were filed in order to perfect (and maintain the perfection of) any security interest held by the originator of the Mortgage Loan (and each assignee of record prior to the Trustee) in and to the personality of the mortgagor at the Mortgaged Property (in each case with evidence of filing thereon) and which were in the possession of the Seller (or its agent) at the time the Mortgage Files were delivered to the Trustee and (B) if any such security interest is perfected and the earlier UCC financing statements and continuation statements were in the possession of the Seller, a UCC financing statement executed by the most recent assignee of record prior to the Trustee or, if none, by the originator, evidencing the transfer of such security interest, either in blank or in favor of the Trustee;

     (xii) the original or a copy of the power of attorney (with evidence of recording thereon, if appropriate) granted by the Mortgagor if the Mortgage, Mortgage Note or other document or instrument referred to above was signed on behalf of the Mortgagor; and

     (xiii) if the Mortgagor has a leasehold interest in the related Mortgaged Property, the original ground lease or a copy thereof;

provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Purchaser or the Trustee, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received. The original assignments referred to in clauses (iii), (v), (vii) and
(x)(B), may be in the form of one or more instruments in recordable form in any applicable filing offices.

                                   EXHIBIT C-1

                      FORM OF CERTIFICATE OF AN OFFICER OF

                                   THE SELLER

     Certificate of Officer of German American Capital Corporation ("GACC")

I, ___________, a ___________ of GACC (the "Seller"), hereby certify as follows:

     The Seller is a corporation duly organized and validly existing under the laws of the State of Maryland.

     Attached hereto as Exhibit I are true and correct copies of the Certificate of Incorporation and By-Laws of the Seller, which Certificate of Incorporation and By-Laws are on the date hereof, and have been at all times in full force and effect.

     To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Seller are pending or contemplated.

     Each person listed below is and has been the duly elected and qualified officer or authorized signatory of the Seller and his genuine signature is set forth opposite his name:

      Name                      Office                     Signature
      ----                      ------                     ---------

                                                     ________________________



     Each person listed above who signed, either manually or by facsimile signature, the Mortgage Loan Purchase Agreement, dated February 2, 1999 (the "Purchase Agreement"), between the Seller and GMAC Commercial Mortgage
Securities, Inc. providing for the purchase by GMAC Commercial Mortgage Securities, Inc. from the Seller of the Mortgage Loans, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

     Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.


                                      C-1-1

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of February __, 1999.



                                  By:     __________________________________
                                  Name:
                                  Title:

     I, [name], [title], hereby certify that _________________ is a duly elected or appointed, as the case may be, qualified and acting _________________ of the Seller and that the signatures appearing above is his or her genuine signatures.

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of February __, 1999.




                                  By:     __________________________________
                                  Name:
                                  Title:


                                      C-1-2

                                   EXHIBIT C-2

                        FORM OF CERTIFICATE OF THE SELLER

               Certificate of German American Capital Corporation

     In connection with the execution and delivery by German American Capital Corporation (the "Seller") of, and the consummation of the transaction contemplated by, that certain Mortgage Loan Purchase Agreement, dated as of February 2, 1999 (the "Purchase Agreement"), between GMAC Commercial Mortgage Securities, Inc. and the Seller, the Seller hereby certifies that (i) the representations and warranties of the Seller in the Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date hereof. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

     Certified this ___th day of February, 1999.



                                            GERMAN AMERICAN CAPITAL CORPORATION


                                            By: ________________________________
                                                Name:
                                                Title:


                                            By: ________________________________
                                                Name:
                                                Title:

                                      C-2-1

                                   EXHIBIT C-3

                   FORM OF OPINION I OF COUNSEL TO THE SELLER

February __, 1999

GMAC Commercial Mortgage Corporation

GMAC Commercial Mortgage Securities, Inc.

Goldman, Sachs & Co.

Deutsche Bank Securities Inc.

Donaldson, Lufkin & Jenrette Securities Corporation

Fitch IBCA Inc.

Standard & Poor's Ratings Services

Norwest Bank Minnesota, National Association

Re:   GMAC Commercial Mortgage Securities, Inc.,
      Mortgage Pass-Through Certificates, Series 1999-C1

Ladies and Gentlemen:

     I am Director and Counsel to German American Capital Corporation (the "Seller"). In that capacity, I am familiar with the issuance of certain Mortgage Pass-Through Certificates, Series 1999-C1 (the "Certificates"), evidencing undivided interests in a trust fund (the "Trust Fund") consisting primarily of certain mortgage loans (the "Mortgage Loans"), pursuant to a Pooling and Servicing Agreement, dated as of February 1, 1999 (the "Pooling and Servicing Agreement"), among GMAC Commercial Mortgage Securities, Inc. as depositor (the "Depositor"), GMAC Commercial Mortgage Corporation ("GMACCM") as master servicer and special servicer and Norwest Bank Minnesota, National Association, as trustee (the "Trustee").

     Certain of the Mortgage Loans were purchased by the Depositor from German American Capital Corporation ("GACC"), pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of February 2, 1999 (the "Agreement"), between the Depositor and GACC. In connection with the transactions described above, the Seller and GMACCM have entered into a
Supplemental Agreement, dated as of February __, 1999 (the "Supplemental Agreement"), in order to facilitate such transactions and in contemplation of the assignment by the Purchaser to the Depositor of all of its right, title and interest in and to the GACC Mortgage Loan Purchase Agreement. The Agreement and the Supplemental Agreement are referred to herein as the "Agreements." Capitalized terms not defined herein have the meanings set forth in the Agreement. This opinion is rendered pursuant to Section 8(e) of the Agreement.



                                      C-3-1

     In connection with rendering this opinion letter, I have examined or have caused persons under my supervision to examine the Agreements and such other records and other documents as I have deemed necessary. I have further assumed that there is not and will not be any other agreement that materially supplements or otherwise modifies the agreements expressed in the Agreements. As to matters of fact, I have examined and relied upon representations of parties contained in the Agreements and, where I have deemed appropriate, representations and certifications of officers of GMACCM, the Depositor, the Seller, the Trustee, other transaction participants or public officials. I have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures other than officers of the Seller and the conformity to the originals of all documents submitted to me as copies. I have assumed that all parties, except for the Seller, had the corporate power and authority to enter into and perform all obligations thereunder. As to such parties, I also have assumed the due authorization by all requisite corporate action, the due execution and delivery and the enforceability of such documents. I have further assumed the conformity of the Mortgage Loans and related documents to the requirements of the Agreements.

     In rendering this opinion letter, I do not express any opinion concerning any law other than the law of the State of New York, the General Corporation Law of the State of Delaware and the federal law of the United States, and I do not express any opinion concerning the application of the "doing business" laws or the securities laws of any jurisdiction other than the federal securities laws of the United States. To the extent that any of the matters upon which I am opining herein are governed by laws ("Other Laws") other than the laws identified in the preceding sentence, I have assumed with your permission and without independent verification or investigation as to the reasonableness of such assumption, that such Other Laws and judicial interpretation thereof do not vary in any respect material to this opinion from the corresponding laws of the State of New York and judicial interpretations thereof. I do not express any opinion on any issue not expressly addressed below.

Based upon the foregoing, I am of the opinion that:

1. The Seller is duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland and has the requisite power and authority, corporate or other, to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the Agreements.

2. The Agreements have been duly and validly authorized, executed and delivered by the Seller and, upon due authorization, execution and delivery by the other parties thereto, will constitute the valid, legal and binding agreements of the Seller enforceable against the Seller in accordance with their terms, except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the rights of creditors, (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and (iii) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreements which purport to provide indemnification with respect to securities law violations.


                                      C-3-2

3. Neither the consummation of any of the transactions contemplated by, nor the fulfillment by the Seller of any other of the terms of, the Agreements, will result in a material breach of any term or provision of the charter or bylaws of the Seller or any state or federal statute or regulation or conflict with, result in a material breach, violation or acceleration of or constitute a material default under the terms of any indenture or other material agreement or instrument to which the Seller is a party or by which it is bound or any order or regulation of any state or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller.

     This opinion letter is rendered for the sole benefit of each addressee hereof, and no other person or entity is entitled to rely hereon without my prior written consent. Copies of this opinion letter may not be furnished to any other person or entity, nor may any portion of this opinion letter be quoted, circulated or referred to in any other document without my prior written consent.

                                                              Very truly yours,



                                      C-3-3

                                    EXHIBIT D

                         FORM OF SUPPLEMENTAL AGREEMENT

                             SUPPLEMENTAL AGREEMENT


     This Supplemental Agreement (this "Agreement"), is dated and effective as of February 2, 1999, between GMAC Commercial Mortgage Corporation as seller (the "Seller") and German American Capital Corporation as purchaser (the "Purchaser").

     WHEREAS, the Seller sold certain mortgage loans (the "GACC Mortgage Loans") to the Purchaser pursuant to a certain Mortgage Loan Purchase Agreement (the "GACC Purchase Agreement"), dated as of March 31, 1998.

     WHEREAS, the Purchaser intends to sell certain of the GACC Mortgage Loans as shown on Exhibit A hereto (the "Mortgage Loans") to GMAC Commercial Mortgage Securities, Inc. as Depositor, (the "Depositor") pursuant to a certain Mortgage Loan Purchase Agreement, dated as of February 2, 1999 (the "Mortgage Loan Purchase Agreement") and the Depositor intends to transfer the Mortgage Loans, together with other multifamily and commercial mortgage loans to a trust fund (the "Trust Fund") to be formed by the Depositor, beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services and Fitch IBCA, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of February 1, 1999 (the "Pooling and Servicing Agreement"), among the Depositor as depositor, GMAC Commercial Mortgage Corporation as master servicer (in such capacity, the "Master Servicer") and special servicer (in such capacity, the "Special Servicer") and Norwest Bank Minnesota, National Association, as trustee (in such capacity, the "Trustee"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement as in effect on the Closing Date.

     WHEREAS, the Depositor intends to sell the Class A-1, Class A-2, Class B, Class C, Class D, Class E and a portion of the Class X Certificates to Goldman, Sachs & Co., Deutsche Bank Securities Inc. and Donaldson, Lufkin & Jenrette Securities Corporation (together, the "Underwriters") pursuant to an Underwriting Agreement dated as of the date hereof (the "Underwriting Agreement"). The Depositor intends to sell a portion of the X Certificates to GMAC Commercial Mortgage Corporation ("GMACCM," and in such capacity, the "Class X Certificate Purchaser") pursuant to a Class X Certificate Purchase Agreement dated as of the date hereof (the "Class X Certificate Purchase Agreement"). The Depositor intends to sell the Class F, Class G, Class H, Class J and Class K Certificates to GMACCM (in such capacity, an "Initial Purchaser") pursuant to a Certificate Purchase Agreement dated as of the date hereof (the "Certificate Purchase Agreement"). The Depositor intends to sell the Class R-I, Class R-II and Class R-III Certificates to Goldman, Sachs & Co. (in such capacity, an "Initial Purchaser").

     WHEREAS, each of the Seller and the Purchaser, in connection with the transactions described above, desires to amend and supplement certain of the provisions of the GACC Purchase Agreement as they relate to the Mortgage Loans in order to facilitate such transactions and in contemplation of the assignment by the Purchaser to the Depositor of all of its right, title and interest in and to this Agreement.

     Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

SECTION 1. Amendment of GACC Purchase Agreement.

     The parties hereto agree that, with respect to the Mortgage Loans only, the GACC Purchase Agreement is hereby amended to the extent that the provisions of the GACC Purchase Agreement are inconsistent with this Agreement.

SECTION 2. Representations, Warranties and Covenants of the Seller.

     (a) The Seller hereby makes, as of February 9, 1999 (the "Closing Date") (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, and its successors and assigns (including, without limitation, the Depositor, the Trustee and the holders of the Certificates), each of the representations and warranties set forth in Exhibit B, with such changes or modifications as may be permitted or required by the Rating Agencies.

     (b) In addition, the Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

          (i) The Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of California, and is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

          (ii) The execution and delivery of this Agreement by the Seller, and the performance and compliance with the terms of this Agreement by the Seller, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of the Seller to carry out the transactions contemplated by this Agreement.

          (iii) The Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

          (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

          (vi) No litigation is pending with regard to which Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller the outcome of which, in the Seller's good faith and reasonable judgment, could reasonably be expected to prohibit the Seller from entering into this Agreement or materially and adversely affect the ability of the Seller to perform its obligations under this Agreement.

          (vii) The Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, the Class X Certificate Purchaser, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the other transactions contemplated hereby.

          (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of or compliance by the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

     (c) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties made pursuant to and set forth in subsection (b) above which materially and adversely affects the interests of the Purchaser or its successors or assigns or a breach of any of the representations and warranties made pursuant to subsection (a) above and set forth in Exhibit B which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Purchaser or its successors and assigns (including, without limitation the Depositor, the Trustee and the holders of the
Certificates), the party discovering such breach shall give prompt written notice to the other party hereto or if this Agreement has been assigned, to such assignee. The representations, warranties and covenants set forth in this
Section 2(a) shall, as between Seller and Purchaser, supplement, and as between Seller and any successors or assigns of Purchaser, replace and amend and restate in their entirety the representations, warranties and covenants of the Seller set forth in Section 4.1(a) of the GACC Purchase Agreement to the extent they relate to the Mortgage Loans.

SECTION 3. Representations, Warranties and Covenants of the Purchaser.

     (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Seller that:

          (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of State of Maryland.

          (ii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this Agreement by the Purchaser, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

          (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

          (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

          (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Class X Certificate Purchaser, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

          (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

     (b) The Purchaser hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Seller, and its successors and assigns, with respect to each Mortgage Loan each of the representations and warranties set forth below:

          (i) Immediately prior to the transfer thereof to the Depositor, the Purchaser had whatever title to such Mortgage Loan as was conveyed to it by Seller, free and clear of any and all liens, encumbrances and other interests on, in or to such Mortgage Loan (other than, in certain cases, the right of a subservicer to directly service such Mortgage Loan) created by Purchaser. Such transfer validly assigns such title to such Mortgage Loan to the Depositor free and clear of any pledge, lien, encumbrance or security interest created by the Purchaser.

          (ii) Without independent inquiry as to the provisions of the Mortgage Loans, the Purchaser has full right and authority to sell, assign and transfer its interest in such Mortgage Loan.

          (iii) The Purchaser has not, by act or omission, done anything that would materially impair the coverage under the lender's title insurance policy that insures the lien of the related Mortgage.

          (iv) The Purchaser has not waived any material default, breach, violation or event of acceleration existing under the related Mortgage or Mortgage Note.

          (v) To the best of the Purchaser's knowledge, without independent inquiry as to the provisions of the Mortgage Loans, there is no valid offset, defense or counterclaim to such Mortgage Loan.

          (vi) The terms of the related Mortgage and the Mortgage Note have not been impaired, waived, altered or modified by the Purchaser in any material respect, except as specifically set forth in the related Mortgage File.

     (c) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

SECTION 4. Repurchases.

     (a) Within 90 days of the earlier of discovery or receipt of notice by the Seller, from either the Purchaser or any successor or assign thereof, of a Defect (as defined in the Pooling and Servicing Agreement as in effect on the Closing Date) in respect of the Mortgage File for any Mortgage Loan or a breach of any representation or warranty made pursuant to Section 2(a) and set forth in Exhibit B (a "Breach"), which Defect or Breach, as the case may be, materially and adversely affects the value of any Mortgage Loan or the interests therein of the Purchaser or its successors and assigns (including, without limitation, the Depositor, the Trustee and the holders of the Certificates), the Seller shall cure such Defect or Breach, as the case may be, in all material respects or repurchase the affected Mortgage Loan from the then owner(s) thereof at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement as in effect on the Closing Date) by payment of such Purchase Price by wire transfer of immediately available funds to the account designated by such owner(s); provided, however, that in lieu of effecting any such repurchase, the Seller will be permitted to deliver a Qualifying Substitute Mortgage Loan and to pay a cash amount equal to the applicable Substitution Shortfall Amount, subject to the terms and conditions of the Pooling and Servicing Agreement as in effect on the Closing Date.

     If the Seller is notified of a Defect in any Mortgage File that corresponds to information set forth in the Mortgage Loan Schedule, the Seller shall promptly correct such Defect and provide a new, corrected Mortgage Loan Schedule to the Purchaser or any successor or assign thereof, which corrected Mortgage Loan Schedule shall be deemed to amend and replace the existing Mortgage Loan Schedule for all purposes.

     (b) Notwithstanding Section 4(a), within 60 days of the earlier of discovery or receipt of notice by the Seller, from either the Purchaser or any successor or assign thereof, that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the Seller shall repurchase such Mortgage Loan from the then owner(s) thereof at the applicable Purchase Price by payment of such Purchase Price by wire transfer of immediately available funds to the account designated by such owner(s).

     In addition, if, as of the Closing Date, any Mortgage Loan is secured by a Mortgage that does not constitute a valid first lien upon the related Mortgaged Property, including all buildings located thereon and all fixtures attached thereto, or if a Mortgage is subject to something other than (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record, (C) exceptions and exclusions specifically referred to in the lender's title insurance policy issued or, as evidenced by a "marked-up" commitment, to be issued in respect of such Mortgage Loan and (D) those exceptions set forth on Schedule B-1 to Exhibit B hereto (the exceptions set forth in the foregoing clauses (A), (B), (C) and (D) collectively, "Permitted Encumbrances"), or if the insurer that issued the Title Policy referred to in clause (vi) of Exhibit B hereto in respect of any Mortgage Loan was not qualified to do business in the state in which the related Mortgaged Property is located, and in either case such failure materially and adversely affects the interests of holder of Certificates, (any such failure that materially and adversely affects the interests of holders of Certificates, also a "Breach"), the Seller shall be required, at its option, to either (i) cure such Breach in all material respects or (ii) repurchase the affected Mortgage Loan, in each case, within the applicable Permitted Cure Period. If any such Breach is not corrected or cured in all material respects within the applicable Permitted Cure Period, the Seller shall, not later than the last day of such Permitted Cure Period, (i) repurchase the affected Mortgage Loan from the Purchaser or its assignee at the applicable Purchase Price or (ii) if within the three-month period commencing on the closing date (or within the two-year period commencing on the Closing Date if the related Mortgage Loan is a "defective obligation" within the meaning of
Section 860(a)(4)(B)(ii) of the Code and Treasury Regulation Section 1.860G-2(f)), at its option, replace such Mortgage Loan with a Qualifying Substitute Mortgage Loan and pay any corresponding Substitution Shortfall Amount. The Seller agrees that any such repurchase or substitution shall be completed in accordance with and subject to the terms and conditions of the Pooling and Servicing Agreement.

     For purposes of the preceding paragraph only, the "Permitted Cure Period" applicable to any Defect or Breach in respect of any Mortgage Loan shall be the 90-day period immediately following the earlier of the discovery by the Seller or receipt by the Seller of notice of such Defect or Breach, as the case may be; provided that if such Defect or Breach, as the case may be, cannot be corrected or cured in all material respects within such 90-day period, but is reasonably likely that such Defect or Breach, as the case may be, could be corrected or cured within 180 days of the earlier of discovery by the Seller and receipt by the Seller of notice of such Defect or Breach, as the case may be, and the Seller is diligently attempting to effect such correction or cure, then the applicable Permitted Cure Period shall, with the consent of the Purchaser or its assignee (which consent shall not be unreasonably withheld), be extended for an additional 90 days.

     (c) In connection with any repurchase of or substitution for a Mortgage Loan contemplated by this Section 4, the then owner(s) thereof shall tender or cause to be tendered promptly to the Seller, upon delivery of a receipt executed by the Seller, the related Mortgage File and Servicing File, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Purchaser or the Trustee shall be endorsed or assigned, as the case may be, to the Seller or its designee in the same manner. The form and sufficiency of all such instruments and certificates shall be the responsibility of the Seller.

     (d) This Section 4 provides the sole remedies available to the Purchaser, and its successors and assigns (including, without limitation, the Depositor, the Trustee and the holders of the Certificates) respecting any Defect in a Mortgage File or any breach of any representation or warranty made pursuant to
Section 2(a) and set forth in Exhibit B, or in connection with the circumstances described in Section 4(b). If the Seller defaults on its obligations to repurchase any Mortgage Loan in accordance with Section 4(a) or 4(b) or disputes its obligation to repurchase any Mortgage Loan in accordance with either such subsection, the Purchaser or its successors and assigns may take such action as is appropriate to enforce such payment or performance, including, without limitation, the institution and prosecution of appropriate proceedings. The Seller shall reimburse the Purchaser for all necessary and reasonable costs and expenses incurred in connection with such enforcement. The remedies provided in this Section 4 shall replace and amend and restate in their entirety the provisions of Section
4.3 of the GACC Purchase Agreement with respect to the Mortgage Loans.

SECTION 5. Conveyance of Mortgage Files.

     (a) In connection with the Purchaser's assignment of the Mortgage Loans to the Depositor pursuant to the Mortgage Loan Purchase Agreement, the Purchaser hereby covenants with the Seller that, at least five (5) Business Days before the Closing Date, it shall have delivered to and deposited with the Trustee, the Mortgage File (as described on Exhibit B to the Mortgage Loan Purchase Agreement) for each Mortgage Loan so assigned to the extent that such Mortgage File was delivered to the Purchaser. In the event Purchaser fails to so deliver each such Mortgage File to the Trustee, the Seller and its successors and assigns shall be entitled to pursue any rights or remedies in respect of such failure as may be available under applicable law.

     (b) For the benefit of the Purchaser and its successors and assigns, the Seller acknowledges and agrees that the Depositor intends to cause the Trustee to perform a limited review of the Mortgage Files relating to the Mortgage Loans to enable the Trustee to confirm to the Depositor on or before the Closing Date that the Mortgage Note referred to in clause (i) of Exhibit B of the Mortgage Loan Purchase Agreement has been delivered to the Trustee with respect to each such Mortgage File. If the Seller cannot deliver, or cause to be delivered as to any Mortgage Loan, the original Mortgage Note, the Seller shall deliver a copy or duplicate original of such Mortgage Note, together with an affidavit certifying that the original thereof has been lost or destroyed. If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses
(ii), (iv), (viii), (xi)(A) and (xii) of Exhibit B of the Mortgage Loan Purchase Agreement, with evidence of recording thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, or because such original recorded document has been lost or returned from the recording or filing office and subsequently lost, as the case may be, the delivery requirements of this Section 5 shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that a copy of such document or instrument (without evidence of recording or filing thereon, but certified (which certificate may relate to multiple documents and/or instruments) by the Seller to be a true and complete copy of the original thereof submitted for recording or filing, as the case may
be) has been delivered to the Trustee, and either the original of such missing document or instrument, or a copy thereof, with evidence of recording or filing, as the case may be, thereon, is delivered to or at the direction of the Depositor or Trustee within 180 days of the Closing Date (or within such longer period after the Closing Date as the Trustee (or such subsequent owner) may consent to, which consent shall not be unreasonably withheld so long as the Seller has provided the Depositor or Trustee with evidence of such recording or filing, as the case may be, or has certified to the Depositor or Trustee as to the occurrence of such recording or filing, as the case may be, and is, as certified to the Trustee no less often than quarterly, in good faith attempting to obtain from the appropriate county recorder's or filing office such original or copy).

     (c) If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of the related lender's title insurance policy referred to in clause (ix) of Exhibit B of the Mortgage Loan Purchase Agreement solely because such policy has not yet been issued, the delivery requirements of this Section 5 shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller has delivered to the Trustee a commitment for title insurance "marked-up" at the closing of such Mortgage Loan, and the Seller shall deliver to or at the direction of the Depositor or Trustee, promptly following the receipt thereof, the original related lender's title insurance policy (or a copy thereof). In addition, notwithstanding anything to the contrary contained herein, if there exists with respect to any group of related cross-collateralized Mortgage Loans only one original of any document referred to in Exhibit B of the Mortgage Loan Purchase Agreement covering all the Mortgage Loans in such group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan.

     (d) As to each Mortgage Loan, the Seller shall be responsible for all costs associated with (i) the recording or filing, as the case may be, of each assignment referred to in clauses (iii) and (v) of Exhibit B to the Mortgage Loan Agreement and each UCC-2 and UCC-3, if any, referred to in clause (xi)(B) of Exhibit B to the Mortgage Loan Purchase Agreement and (ii) the delivery of a copy of any such document or instrument to the Master Servicer promptly following its return to the Trustee or its designee after such recording or filing; provided that the Seller shall not be responsible for actually recording or filing any such document or instrument. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and shall thereafter deliver the substitute or corrected document to or at the direction of the Depositor or the Trustee for recording or filing, as appropriate, at the Seller's expense.

SECTION 6. Representations, Warranties and Agreements to Survive Delivery.

     All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or its designee.

SECTION 7. Costs.

     Costs relating to the transactions contemplated hereby and in the Mortgage Loan Purchase Agreement shall be borne by the Seller.

SECTION 8. Severability of Provisions.

     Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

SECTION 9. Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

SECTION 10. GOVERNING LAW.

     THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

SECTION 11. Further Assurances.

     The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

SECTION 12. Successors and Assigns.

     The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, to the Depositor and the Depositor shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their permitted successors and assigns.

SECTION 13. Amendments.

     No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced.

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                            GMAC COMMERCIAL MORTGAGE CORPORATION


                                            By:    /s/ David Lazarus
                                                   ----------------------------
                                            Name:   David Lazarus
                                            Title:  Vice President



                                            GERMAN AMERICAN CAPITAL CORPORATION


                                            By:    /s/ Joel C. Horne
                                                   ----------------------------
                                            Name:   Joel C. Horne
                                            Title:  Vice President


                                            By:    /s/ Jon Vaccaro
                                                   ----------------------------
                                            Name:   Jon Vaccaro
                                            Title:   Authorized Signatory

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                    EXHIBIT B

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER
                     REGARDING THE INDIVIDUAL MORTGAGE LOANS


     With respect to each Mortgage Loan, the Seller hereby represents and warrants, as of the date hereinbelow specified or, if no such date is specified, as of the Closing Date, except as set forth on Schedule B-1 hereto, that:

     (i) Ownership of Mortgage Loans. Immediately prior to the transfer thereof to the Depositor, the Purchaser had good and marketable title to, and was the sole owner and holder of, such Mortgage Loan, free and clear of any and all liens, encumbrances and other interests on, in or to such Mortgage Loan (other than, in certain cases, the right of a subservicer to directly service such Mortgage Loan). Such transfer validly assigns ownership of such Mortgage Loan to the Depositor free and clear of any pledge, lien, encumbrance or security interest.

     (ii) Authority to Transfer Mortgage Loans. The Purchaser has full right and authority to sell, assign and transfer such Mortgage Loan. No provision of the Mortgage Note, Mortgage or other loan document relating to such Mortgage Loan prohibits or restricts the Purchaser's right to assign or transfer such Mortgage Loan.

     (iii) Mortgage Loan Schedule. The information pertaining to such Mortgage Loan set forth in the Mortgage Loan Schedule attached as Exhibit A hereto was true and correct in all material respects as of the Cut-off Date.

     (iv) Payment Record. Such Mortgage Loan was not as of the Cut-off Date for such Mortgage Loan, and has not been during the twelve-month period prior thereto, 30 days or more delinquent in respect of any debt service payment required thereunder, without giving effect to any applicable grace period.

     (v) Permitted Encumbrances. The Permitted Encumbrances (as defined in the Agreement of which this Exhibit B forms a part) do not materially interfere with the security intended to be provided by the related Mortgage, the current use or operation of the related Mortgaged Property or the current ability of the Mortgaged Property to generate net operating income sufficient to service the Mortgage Loan. If the Mortgaged Property is operated as a nursing facility, a hospitality property or a multifamily property, the Mortgage, together with any separate security agreement, similar agreement and UCC financing statement, if any, establishes and creates a first priority, perfected security interest (subject only to any prior purchase money security interest), to the extent such security interest can be perfected by the recordation of a Mortgage or the filing of a UCC financing statement, in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property.

     (vi) Title Insurance. The lien of the related Mortgage is insured by an ALTA lender's title insurance policy ("Title Policy"), or its equivalent as adopted in the applicable jurisdiction, issued by a nationally recognized title insurance company, insuring the originator of such Mortgage Loan, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan after all advances of principal, subject only to Permitted Encumbrances (or, if a title insurance policy has not yet been issued in respect of the Mortgage Loan, a policy meeting the foregoing description is evidenced by a commitment for title insurance "marked-up" at the closing of such loan). Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. Neither the Seller nor the Purchaser has, by act or omission, done anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer.

     (vii) No Waivers by Seller of Material Defaults. Neither the Seller nor the Purchaser has waived any material default, breach, violation or event of acceleration existing under the related Mortgage or Mortgage Note.

     (viii) No Offsets, Defenses or Counterclaims. There is no valid offset, defense or counterclaim to such Mortgage Loan.

     (ix) Condition of Property; Condemnation. Except as set forth in any engineering report prepared in connection with the origination of (or obtained in connection with or otherwise following the Seller's acquisition of) such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. The Seller has no actual notice of the commencement of a proceeding for the condemnation of all or any material portion of the related Mortgaged Property.

     (x) Compliance with Usury Laws. Such Mortgage Loan complied with all applicable usury laws in effect at its date of origination.

     (xi) Full Disbursement of Mortgage Loan Proceeds. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

     (xii) Enforceability. The related Mortgage Note and Mortgage and all other documents and instruments evidencing, guaranteeing, insuring or otherwise securing such Mortgage Loan have been duly and properly executed by the parties thereto, and each is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

     (xiii) Insurance. All improvements upon the related Mortgaged Property are insured against loss by hazards of extended coverage in an amount (subject to a customary deductible) at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full replacement cost of the improvements located on such Mortgaged Property and the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance provisions and does not permit reduction in insurance proceeds for depreciation. If any portion of the related Mortgaged Property was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, and flood insurance was available, a flood insurance policy meeting any requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of
(1) the outstanding principal balance of such Mortgage Loan, (2) the full insurable value of such Mortgaged Property, (3) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended, and (4) 100% of the replacement cost of the improvements located on such Mortgaged Property. In addition, the Mortgage requires the Mortgagor to maintain in respect of the Mortgaged Property comprehensive general liability insurance in amounts generally required by the Seller, and at least six months rental or business interruption insurance, and all such insurance required by the Mortgage to be maintained is in full force and effect. Each such insurance policy requires prior notice to the holder of the Mortgage of termination or cancellation, and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured.

     (xiv) Environmental Condition. The related Mortgaged Property was subject to one or more environmental site assessments (or an update of a previously conducted assessment), which was (were) performed on behalf of the Seller, or as to which the related report was delivered to the Seller in connection with its origination or acquisition of such Mortgage Loan; and the Seller, having made no independent inquiry other than reviewing the resulting report(s) and/or employing an environmental consultant to perform the assessment(s) referenced herein, has no knowledge of any material and adverse environmental conditions or circumstance affecting such Mortgaged Property that was not disclosed in the related report(s). The Seller has not taken any action with respect to such Mortgage Loan or the related Mortgaged Property that could subject the Purchaser, or its successors and assigns in respect of the Mortgage Loan, to any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA") or any other applicable federal, state or local environmental law, and the Seller has not received any actual notice of a material violation of CERCLA or any applicable federal, state or local environmental law with respect to the related Mortgaged Property that was not disclosed in the related report. The related Mortgage or loan documents in the related Mortgage File requires the Mortgagor to comply with all applicable federal, state and local environmental laws and regulations.

     (xv) No Cross-Collateralization with Other Mortgage Loans. Such Mortgage Loan is not cross-collateralized with any mortgage loan that will not be included in the Trust Fund.

     (xvi) Waivers and Modifications. The terms of the related Mortgage and the Mortgage Note have not been impaired, waived, altered or modified in any material respect, except as specifically set forth in the related Mortgage File.

     (xvii) Taxes and Assessments. There are no delinquent taxes, ground rents, assessments for improvements or other similar outstanding charges affecting the related Mortgaged Property which are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest and/or penalties would be payable thereon.

     (xviii) Mortgagor's Interest in Mortgaged Property. The interest of the related Mortgagor in the related Mortgaged Property consists of a fee simple estate in real property.

     (xix)  Whole  Loan.   Each  Mortgage  Loan  is  a  whole  loan  and  not  a
participation interest.

     (xx) Valid Assignment. The original assignment of the Mortgage, in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity) included in the Mortgage File constitutes the legal, valid and binding assignment of such Mortgage from the relevant assignor to the Trustee. The Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject only to Permitted Encumbrances, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases, not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

     (xxi) Escrows. All escrow deposits relating to such Mortgage Loan that are, as of the Closing Date, required to be deposited with the mortgagee or its agent have been so deposited.

     (xxii) No Mechanics' or Materialmen's Liens. As of the date of origination of such Mortgage Loan and, to the actual knowledge of the Seller, as of the Closing Date, the related Mortgaged Property was and is free and clear of any mechanics' and materialmen's liens or liens in the nature thereof which create a lien prior to that created by the related Mortgage, except those which are insured against by the Title Policy referred to in (vi) above.

     (xxiii) No Material Encroachments. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of such Mortgage Loan), as of the date of such origination, no improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lay outside the boundaries and building restriction lines of such property to any material extent (unless affirmatively covered by the title insurance referred to in paragraph (vi) above), and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent. To the Seller's knowledge, based upon opinions of counsel and/or other due diligence customarily performed by the Seller, the improvements located on or forming part of such Mortgaged Property comply in all material respects with applicable zoning laws and ordinances (except to the extent that they may constitute legal non-conforming uses).

     (xxiv) Originator Authorized. To the extent required under applicable law as of the Closing Date, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it held the Mortgage Loan to the extent necessary to ensure the enforceability of such Mortgage Loan.

     (xxv) No Material Default. (A) To the Seller's knowledge, there exists no material default, breach or event of acceleration under the related Mortgage or Mortgage Note, and (B) the Seller has not received actual notice of any event (other than payments due but not yet delinquent) that, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a material default, breach or event of acceleration; provided, however, that this representation and warranty does not cover any default, breach or event of acceleration that specifically pertains to any matter otherwise covered or addressed by any other representation and warranty made by the Seller herein.

     (xxvi) Inspection. In connection with the origination or acquisition of each Mortgage Loan, the Seller inspected or caused to be inspected the Mortgaged Property.

     (xxvii) No Equity Participation or Contingent Interest. The Mortgage Loan contains no equity participation by the lender, and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or for negative amortization.

     (xxviii) No Advances of Funds. No holder of the Mortgage Loan has, to the Seller's knowledge, advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Loan.

     (xxix) Licenses, Permits, Etc. To the Seller's knowledge, based on due diligence customarily performed in the origination of comparable mortgage loans by the Seller, as of the date of origination of the Mortgage Loan, the related Mortgagor or operator of the related Mortgaged Property was in possession of all material licenses, permits and authorizations required by applicable laws for the ownership and operation of the related Mortgaged Property as it was then operated and if a related Mortgaged Property is improved by a skilled nursing, congregate care or assisted living facility, the most recent inspection or survey by governmental authorities having jurisdiction in connection with such licenses, permits and authorizations did not cite such Mortgaged Property for material violations (which shall include only "Level A" (or equivalent) violations in the case of skilled nursing facilities) that had not been cured or as to which a plan of correction had not been submitted to and accepted by such governmental authorities. To the extent such facility participates in Medicaid or Medicare, such facility is in compliance in all material respects with the requirements of such program.

     (xxx) Servicing. The servicing and collection practices used with respect to the Mortgage Loan have complied with applicable law in all material respects and are consistent with the servicing standard set forth in Section 3.01(a) of the Pooling and Servicing Agreement.

     (xxxi) Customary Remedies. The related Mortgage or Mortgage Note, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph (xii)) such as to render the rights and remedies of the holders thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

     (xxxii) Insurance and Condemnation Proceeds. The related Mortgage provides that insurance proceeds and condemnation proceeds will be applied for one of the following purposes: either to restore or repair the Mortgaged Property, or to repay the principal of the Mortgage Loan, or otherwise at the option of the holder of the Mortgage.

     (xxxiii) LTV. The gross proceeds of such Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (A) such Mortgage Loan is secured by an interest in real property having a fair market value (1) at the date the Mortgage Loan was originated at least equal to 80 percent of the original principal balance of the Mortgage Loan or (2) at the Closing Date at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (X) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (Y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (1) and (2) of this paragraph (xxxiii) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loans; or (B) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)).

     (xxxiv) LTV and Significant Modifications. If the Mortgage Loan was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (A) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (B) satisfies the provisions of either clause (A)(1) of paragraph (xxxiii) (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (A)(2) of paragraph (xxxiii), including the proviso thereto.

     (xxxv) [Reserved]

     (xxxvi) Litigation. To the Seller's actual knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property or the ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

     (xxxvii) Leasehold Estate. Each Mortgaged Property consists of the related Mortgagor's fee simple interest in real estate or the related Mortgage Loan is secured in whole or in part by the interest of the Mortgagor as a lessee under a ground lease of the Mortgaged Property (a "Ground Lease"). Any Mortgage Loan that is secured by the interest of the Mortgagor under a Ground Lease may or may not be secured by the related fee interest in such Mortgaged Property (the "Fee Interest"). If a Mortgage Loan is secured in whole or in part by a Ground Lease, either

(1) the ground lessor's Fee Interest is subordinated to the lien of the Mortgage or (2) the following apply to such Ground Lease:

(A) To the actual knowledge of the Seller, based on due diligence customarily performed in the origination of comparable mortgage loans by the Seller, such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

(B) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the ground lessor's related fee interest and Permitted Encumbrances;

(C) The Mortgagor's interest in such Ground Lease is assignable to the Purchaser and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor;

(D) Such Ground Lease is in full force and effect, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's actual knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

(E) Such Ground Lease, or an estoppel letter or other agreement, requires the lessor under such Ground Lease to give notice of any default by the lessee to the mortgagee, provided that the mortgagee under such Mortgage Loan has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease, and such Ground Lease, or an estoppel letter or other agreement, further provides that no notice of termination given under such Ground Lease is effective against the mortgagee unless a copy has been delivered to the mortgagee;

(F) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

(G) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than ten years beyond the Stated Maturity Date of the related Mortgage Loan;

(H) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds other than in respect of a total or substantially total loss or taking, will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

(I) Such Ground Lease does not impose any restrictions on subletting which would be viewed, as of the date of origination of the related Mortgage Loan, as commercially unreasonable by the Seller; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

(J) Such Ground Lease, or an estoppel letter or other agreement, requires the lessor to enter into a new lease in the event of a termination of the Ground Lease by reason of a default by the Mortgagor under the Ground Lease, including, rejection of the ground lease in a bankruptcy proceeding.

     (xxxviii) Deed of Trust. If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage.

     (xxxix) Lien Releases. Except in cases where either (a) a release of a portion of the Mortgaged Property was contemplated at origination of the Mortgage Loan and such portion was not considered material for purposes of underwriting the Mortgage Loan or (b) release is conditioned upon the satisfaction of certain underwriting and legal requirements and the payment of a release price, the related Mortgage Note or Mortgage does not require the holder thereof to release all or any portion of the Mortgaged Property from the lien of the related Mortgage except upon payment in full of all amounts due under such Mortgage Loan.

     (xl) Junior Liens. The Mortgage Loan does not permit the related Mortgaged Property to be encumbered by any lien junior to or of equal priority with the lien of the related Mortgage (excluding any lien relating to another Mortgage Loan that is cross-collateralized with such Mortgage Loan) without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar conditions specified therein.

     (xli) Mortgagor Bankruptcy. To the Seller's knowledge, the Mortgagor is not a debtor in any state or federal bankruptcy or insolvency proceeding.

     (xlii) Due Organization of Mortgagors. As of the date of origination of each Mortgage, each related Mortgagor which is not a natural person was duly organized and validly existing under the laws of the state of its jurisdiction.

     (xliii)  Due-On-Sale.   The  Mortgage  Loan  contains  provisions  for  the
acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of such Mortgage Loan, the related Mortgaged Property, or any controlling interest therein, is directly or indirectly transferred or sold.

     (xliv) Single Purpose Entity. The related Mortgagor is an entity, other than an individual, whose organizational documents or the related Mortgage Loan Documents provide substantially to the effect that the Mortgagor: (A) is formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans, (B) may not engage in any business unrelated to such Mortgaged Property or Mortgaged Properties, (C) does not have any material assets other than those related to its interest in and operation of such Mortgage Property or Mortgaged Properties, (D) may not incur indebtedness other than as permitted by the related Mortgage or other Mortgage Loan Documents, (E) has its own books and records separate and apart from any other person, and (F) holds itself out as a legal entity, separate and apart from any other person.

     (xlv) Defeasance Provisions. Any Mortgage Loan which contains a provision for any defeasance of mortgage collateral either (A) requires the consent of the holder of the Mortgage Loan to any defeasance, or (B) permits defeasance (i) no earlier than two years after the Closing Date (as defined in the Pooling and Servicing Agreement, dated as of August 1, 1998), (ii) only with substitute collateral constituting "government securities" within the meaning of Treas. Reg. ss. 1.860G-2(a)(8)(i), and (iii) only to facilitate the disposition of mortgage real property and not as a part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

     It is understood and agreed that the representations and warranties set forth in this Exhibit B shall survive delivery of the respective Mortgage Files to the Purchaser, the Depositor and/or the Trustee and shall inure to the benefit of the Purchaser, and its successors and assigns (including without limitation the Depositor, the Trustee and the holders of the Certificates), notwithstanding any restrictive or qualified endorsement or assignment.

                                    EXHIBIT E

                               FORM OF ASSIGNMENT

                              ASSIGNMENT AGREEMENT


     This ASSIGNMENT AGREEMENT is made on February 2, 1999 by German American Capital Corporation, a Maryland corporation ("GACC"), to GMAC Commercial Mortgage Securities, Inc., a Delaware corporation (the "Depositor").

     WHEREAS, GMAC Commercial Mortgage Corporation ("GMACCM") sold certain mortgage loans (the "GACC Mortgage Loans") to GACC pursuant to a certain Mortgage Loan Purchase Agreement (the "GACC Purchase Agreement"), dated as of March 31, 1998.

     WHEREAS, GACC intends to sell certain of the GACC Mortgage Loans (the "Mortgage Loans") to the Depositor and the Depositor intends to transfer the Mortgage Loans, together with other multifamily and commercial mortgage loans to a trust fund (the "Trust Fund") to be formed by the Depositor, beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of February 1, 1999 (the "Pooling and Servicing Agreement"), among the Depositor as depositor, GMACCM as master servicer and special servicer and Norwest Bank Minnesota, National Association, as trustee (in such capacity, the "Trustee"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement.

     WHEREAS, GMACCM and GACC, in connection with the transactions described above, entered into a Supplemental Agreement, dated as of February 2, 1999 (the "Supplemental Agreement"), which amended and supplemented certain of the provisions of the GACC Purchase Agreement as they relate to the Mortgage Loans in order to facilitate such transactions.

     WHEREAS, as a condition precedent to the consummation of the transactions described above, including, without limitation, the receipt by GACC of a ratable portion of the proceeds of the sale of the Certificates, it is required that GACC assign to the Depositor all of GACC's right, title and interest in and to the Supplemental Agreement.

     NOW, THEREFORE, GACC, for and in consideration of good and valuable consideration, does hereby assign to the Depositor all of GACC's right, title and interest in and to the Supplemental Agreement.

     IN WITNESS WHEREOF, GACC and the Depositor have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first written above.

                                    GERMAN AMERICAN CAPITAL CORPORATION



                                    By:    /s/ Joel C. Horne
                                           ---------------------------------
                                           Name:    Joel C. Horne
                                           Title:   Vice President



                                    By:    /s/ Jon Vaccaro
                                           ---------------------------------
                                           Name:    Jon Vaccaro
                                           Title:   Authorized Signatory



                                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.



                                    By:    /s/ David Lazarus
                                           ---------------------------------
                                           Name:    David Lazarus
                                           Title:   Vice President



Acknowledged By:

GMAC COMMERCIAL MORTGAGE CORPORATION



By:    /s/ David Lazarus
       ---------------------------------
       Name:    David Lazarus
       Title:   Vice President



                                       2